UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2015

VIRTUS OIL AND GAS CORP.

(Exact name of registrant as specified in its charter)

Nevada	000-54526	46-0524121
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1517 San Jacinto Street, Houston, Texas 77002

(Address of principal executive offices)

Registrant’s telephone number, including area code: (281) 806-5000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01— Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On May 22, 2015, Virtus Oil and Gas Corp. (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”), with an institutional investor (the “Investor”) to issue, subject to the terms and conditions of the Purchase Agreement, up to $1,150,000 in aggregate principal amount of senior convertible notes (the “Convertible Notes”) of the Company convertible into shares of the Company’s common stock, $0.001 par value per share (the “Common Stock”).  The Company will file a registration statement to register the resale rights of all the shares of Common Stock issuable under the convertible notes.

Convertible Note

Pursuant to the Purchase Agreement, on May 22, 2015, the Company sold the Investor an initial Convertible Note in an original principal amount of $350,000 (the “Initial Convertible Note”), for a purchase price of $250,000. Upon receipt of a written notice from the Company and the satisfaction (or where legally permissible, the waiver) of the conditions set forth in the Purchase Agreement relating to such closing, the Investor has agreed to purchase, (i) on June 21, 2015, an additional Convertible Note with an original principal amount of $500,000 (the “First Additional Convertible Note”) for a purchase price of $250,000, subject to certain closing conditions and (ii) on the second trading day after the effective date of the initial registration statement, an additional Convertible Note with an original principal amount of $300,000 (the “Second Additional Convertible Note”), for a fixed purchase price of $300,000. Each Convertible Note matures on the twelve month anniversary of its issuance and accrues interest at a rate of 7% per annum. Interest on the Convertible Notes is payable, subject to certain conditions, in shares of Common Stock, in cash or in a combination of cash and Common Stock. Upon any conversion or redemption of any outstanding principal amount of a Convertible Note prior to maturity, the Investor is entitled to receive an interest make-whole equal to the amount of interest that would have accrued on such converted or redeemed principal amount from such conversion date or redemption date, as applicable, at the applicable interest rate through the stated maturity date

If (i) the Company has properly filed a registration statement with the Securities and Exchange Commission (the “SEC”), on or prior to July 6, 2015, covering the resale by the Investor of shares of the Common Stock issued or issuable upon conversion of the Convertible Notes, (ii) the resale registration statement is declared effective by the SEC on or prior to the earlier of (A) September 9, 2015 and (B) the fifth Trading Day after the date the Company is notified by the SEC that such registration statement will not be reviewed or will not be subject to further review, and the prospectus contained therein is available for use by the Investor for its resale of the shares of Common Stock issued or issuable upon conversion of the Convertible Notes, and (3) no event of default, or an event that with the passage of time or giving of notice would constitute an event of default has occurred on or prior to such date, then the outstanding principal amount of the Initial Convertible Note shall be reduced by $100,000 (together with any accrued and unpaid interest and late charges thereon) and the outstanding principal amount of the First Additional Convertible Note shall be reduced by $250,000 (together with any accrued and unpaid interest and late charges thereon).

The Convertible Notes are convertible at any time after issuance, in whole or in part, at the Investor’s option, into shares of Common Stock, at a conversion price equal to the lesser of (i) the product of (x) the arithmetic average of the lowest volume weighted average prices of the Common Stock during the twelve consecutive trading days ending and including the trading day immediately preceding the applicable conversion date and (y) 65%, and (ii) $0.75 (as adjusted for stock splits, stock dividends, stock combinations or other similar transactions). The Company is required to reserve at least 150% of the number of shares of Common Stock which are necessary to effect the conversion of all the Convertible Notes then outstanding.

The Investor shall not be entitled to convert any portion of the Convertible Notes, to the extent that after such conversion, the Investor (together with its affiliates) would beneficially own more than 4.99% of the outstanding shares of Common Stock as of such date.

The Convertible Note include customary event of default provisions and provide for a default interest rate of 18% per annum. Upon the occurrence of an event of default, the Investor may require the Company to pay in cash the “Event of Default Redemption Price” which is an amount equal to the greater of (i) the product of (A) the conversion amount to be redeemed multiplied by (B) 135% (or 100% if related to an insolvency event of default) and (ii) the product of (X) the conversion rate in effect at that time multiplied by (Y) the product of (1) 135% (or 100% if an insolvency related event of default) multiplied by (2) the greatest closing sale price of the Common Stock on any trading day during the period commencing on the date immediately preceding such event of default and ending on the date the Company pays the applicable Event of Default Redemption Price.

Subject to certain conditions, the Company has the right at any time to redeem all, but not less than all, of the total outstanding conversion amount then remaining under a Convertible Note at a price equal to 130% of such amount.

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Other Terms

The Purchase Agreement contains customary representations, warranties and covenants by, among and for the benefit of the parties. The Purchase Agreement also provides for indemnification of the Investor and its affiliates in the event that the Investor incurs losses, liabilities, obligations, claims, contingencies, damages, costs and expenses related to the Company’s breach of any of its representations, warranties or covenants under the Purchase Agreement.

The issuance of the Initial Convertible Note to the Investor under the Purchase Agreement was, and, if issued, the issuance of the First Additional Convertible Note and Second Additional Convertible Note to the Investor under the Purchase Agreement will be, exempt from the registration requirements of the Securities Act, pursuant to the exemption for transactions by an issuer not involving any public offering under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) and Rule 506(b) of Regulation D promulgated under the Securities Act (“Regulation D”). The Company made this determination based on the representations of the Investor in the Purchase Agreement that the Investor is an “accredited investor” within the meaning of Rule 501 of Regulation D and has access to information about its investment and about the Company.

Registration Rights Agreement

In connection with the execution of the Purchase Agreement, on May 22, 2015, the Company and the Investor also entered into a registration rights agreement (the “Registration Rights Agreement”). Pursuant to the Registration Rights Agreement, the Company has agreed to file an initial registration statement (“Initial Registration Statement”) with the SEC to register the resale of all shares of Common Stock issuable under the Convertible Notes and any securities issued or then issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing (the “Registrable Shares”) on or prior to July 6, 2015 and have it declared effective at the earlier of (i) September 9, 2015 in the event that the Initial Registration Statement is subject to a limited or full review by the SEC and (ii) the 5th business day after the date the Company is notified by the SEC that the registration statement will not be reviewed or will not be subject to further review.

The Company also agreed to file additional Registration Statements to cover all of the Registrable Securities that are not covered by the Initial Registration Statement as soon as practicable (the “Additional Registration Statements”) and have them declared effective no later than the earlier of (i) the 90th calendar day after the date of hereof in the event that such Registration Statement is subject to a limited or full review by the SEC and (B) the 5th business day after the date the Company is notified by the SEC that the registration statement will not be reviewed or will not be subject to further review. If (i) the Initial Registration Statement is not declared effective on or before September 19, 2015, (ii) any other registration statement is not declared effective on or before its effectiveness deadline, or (iii) any registration statement is declared effective by the SEC but shall thereafter cease to be effective for a period of time which shall exceed thirty days in the aggregate per year (each such event, a “Non-Registration Event”), then the Company shall deliver to the Investor, as liquidated damages, an amount equal to one percent of the aggregate purchase price paid by the Investor pursuant to the Purchase Agreement for any unregistered Registrable Securities then held by the Investor and for each subsequent thirty day period (pro rata for any period less than thirty days) which are subject to such Non-Registration Event; provided, however, that after (i) sixty (60) days, the liquidated damages shall be increased to two percent of the aggregate purchase price paid by the Investor pursuant to the Purchase Agreement for any unregistered Registrable Securities then held by the Investor; and (ii) the maximum amount of liquidated damages shall not exceed 10% of the aggregate purchase price paid by the Investor pursuant to the Purchase Agreement for any unregistered Registrable Securities then held by the Investor. The Company may pay the liquidated damages in cash or through the issuance of shares of Common Stock (such number of shares of Common Stock to be issued determined by dividing such dollar amount of liquidated damages by the conversion price then in effect under the Convertible Notes), the resale of which have been registered pursuant to a Registration Statement. In addition, if there is not an effective Registration Statement covering all the Registrable Securities by the six-month anniversary of the Registration Rights Agreement, the Company agrees, subject to certain exclusions, to include, at the Investor’s request, all or any part of Registrable Securities not then covered by an effective registration statement on any registration statement the Company files relating to an offering for its own account or the account of others of any of its equity securities.

The Company also agreed, among other things, to indemnify the Investor from certain liabilities and fees and expenses of the Investor incident to the Company’s obligations under the Registration Rights Agreement, including certain liabilities under the Securities Act.  The Investor has agreed to indemnify and hold harmless the Company and each of its directors, officers and persons who control the Company against certain liabilities that may be based upon written information furnished by the Investor to the Company for inclusion in a registration statement pursuant to the Registration Rights Agreement, including certain liabilities under the Securities Act.

The foregoing descriptions of the Purchase Agreement, the Convertible Notes and the Registration Rights Agreement do not purport to be complete, and are qualified in their entirety by reference to each such document (or form thereof, as applicable), filed as Exhibits 10.1, 4.1 and 10.2, respectively, and incorporated herein by reference.

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Item 2.03

Creation of Direct Financial Obligation or an Obligation under an

The disclosure set forth under Item 1.01 of this Report is incorporated by reference into this item.

Item 3.02

Unregistered Sales of Equity Securities

The disclosure set forth under Item 1.01 of this Report is incorporated by reference into this item.

Item 9.01

Financial Statements and Exhibits

4.1	Form of Convertible Note
10.1	Securities Purchase Agreement, dated as of May 22, 2015, by and between Virtus Oil and Gas Corp. and an institutional investor
10.2	Registration Rights Agreement, to be dated as of May 22, 2015, by and between Virtus Oil and Gas Corp. and an institutional investor

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Virtus Oil and Gas Corp.

Date: May 26, 2015	By:	/s/ M. Rupert Ireland
M. Rupert Ireland
President and Chief Executive Officer

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